SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 28, 2003


                           SPECTRASITE HOLDINGS, INC.
                           --------------------------
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
--------------------------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)


         0-27217                                        56-2027322
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(Commission File Number)                 (I.R.S. Employer Identification Number)


                            100 Regency Forest Drive
                                    Suite 400
         Cary, North Carolina                           27511
--------------------------------------------------------------------------------
   (Address of principal executive offices)            (Zip Code)


                                 (919) 468-0112
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 3.       BANKRUPTCY OR RECEIVERSHIP.
              --------------------------

         On January 28, 2003, the United States Bankruptcy Court for the Eastern District of North Carolina, Raleigh Division, entered an order confirming SpectraSite Holdings, Inc.'s Plan of Reorganization. A copy of the Confirmation Order and a copy of the press release announcing the Confirmation Order are attached to this report as Exhibits 2.1 and 99.1, respectively, and are incorporated herein by reference.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

         (a) Financial statements of businesses acquired.

         None.

         (b) Pro forma financial information.

         None.

         (c) Exhibits.

         2.1      Confirmation Order, dated January 28, 2003.

         99.1     Press Release, dated January 28, 2003.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SPECTRASITE HOLDINGS, INC.

Dated:     January 30, 2003                    By: /s/ David P. Tomick
                                                   ----------------------------
                                                   David P. Tomick
                                                   Executive Vice President and
                                                   Chief Financial Officer


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EXHIBIT INDEX
-------------

         2.1      Confirmation Order, dated January 28, 2003.

         99.1     Press Release, dated January 28, 2003.